EXHIBIT 99.1

INDEPENDENCE BANCORP

CONSOLIDATED BALANCE SHEETS

	March 31, 2004	December 31, 2003
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$5,411,750	$8,391,231
Federal funds sold	10,704,000	—

Total cash and cash equivalents	16,115,750	8,391,231
Securities available for sale	2,194,369	2,277,870
Securities held to maturity	323,520	328,759
Loans held for sale	1,768,250	1,818,076
Loans, net	97,188,870	91,426,739
Premises and equipment	1,927,398	1,766,730
Federal Home Loan Bank stock, at cost	625,600	625,600
Goodwill	946,815	946,815
Core Deposit Intangible	11,575	14,055
Interest receivable and other assets	799,475	1,179147

Total assets	$121,901,622	$108,775,022

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Non-interest bearing	$11,283,867	$7,554,116
Interest bearing	91,255,245	72,278,739

Total deposits	102,539,112	79,832,855
Federal funds purchased	—	7,577,000
Securities sold under agreements to repurchase	930,500	670,500
Federal Home Loan Bank advances	5,400,000	7,400,000
Subordinated debenture	4,000,000	4,000,000
Interest payable and other liabilities	513,281	802,663

Total liabilities	113,382,893	100,283,018

Stockholders’ equity
Common stock, no par value, 5,000,000 shares authorized, 889,670 shares issued and outstanding	7,671,784	7,671,784
Retained earnings	802,795	778,528
Accumulated other comprehensive income	44,150	41,692

Total stockholders’ equity	8,518,729	8,492,004

Total liabilities and stockholders’ equity	$121,901,622	$108,775,022

See accompanying notes.

INDEPENDENCE BANCORP

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
Interest income
Loans, including fees	$1,507,047	$1,221,440
Securities: taxable	25,430	22,529
tax exempt	9,366	8,435
Federal funds sold and other	22,601	30,149

Total interest income	1,564,444	1,282,553

Interest expense
Deposits	411,086	395,120
Federal Home Loan Bank advances and other	27,207	83,394
Interest on Debentures	43,639	2,989

Total interest expenses	481,932	481,503

Net interest income	1,082,512	801,050

Provision for loan losses	50,000	70,000

Net interest income after provision for loan losses	1,032,512	731,050

Noninterest income
Gain on sales of loans	350,302	585,758
Service charges and fees	39,582	50,637
Other income	42,026	24,601

	431,910	660,996
Noninterest expense
Salaries and employee benefits	721,138	607,102
Occupancy and equipments expenses	206,946	138,197
Data processing	82,632	58,066
Legal and professional fees	145,579	28,834
Amortization of intangibles	2,480	3,307
Other real estate owned loss	13,230	—
Other	257,436	200,307

	1,429,441	1,035,813

Income before income taxes	34,981	356,233
Income tax expense	(10,715)	(145,946)

Net Income	$24,266	$210,287

Earnings per share:
Basic	$0.03	$0.24
Diluted	0.03	0.24

Weighted average common shares outstanding	889,670	887,670

Weighted average common shares outstanding after dilutive effect	921,686	894,375

See accompanying notes.

INDEPENDENCE BANCORP

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
Cash flows from operating activities
Net income	$24,266	$210,287
Adjustments to reconcile net income to net cash from operating activities:
Provision for loan losses	50,000	70,000
Depreciation	68,674	42,974
Security amortization (accretion), net	1,325	1,954
Gain on sale of loans	(350,302)	(585,758)
Loss on sale of fixed assets	2,380	—
Net change in:
Loans held for sale	400,128	(2,741,070)
Interest receivable and other assets	380,886	(304,316)
Interest payable and other liabilities	(289,381)	70,142

Net cash from operating activities	287,976	(3,235,787)

Cash flows from investing activities
Purchases of securities available for sale	—	—
Proceeds from sales of securities available for sale	—	—
Proceeds from maturities of securities available for sale	86,139	228,013
Proceeds from maturities of securities held to maturity	5,000	200,000
Purchase of Federal Home Loan Bank stock	—	—
Net change in loans	(5,812,131)	(5,647,283)
Purchase of premises and equipment, net	(231,722)	(136,690)

Net cash from investing activities	(5,952,714)	(5,355,960)

Cash flows from financing activities
Net change in deposits	22,706,257	6,647,986
Net change in federal funds purchased	(7,577,000)	—
Net change in repurchase agreements	260,000	288,500
Proceeds from Federal Home Loan Bank advances	(2,000,000)	—
Repayment of note payable	—	(758,000)
Note payable advance	—	—
Proceeds from issuance of subordinated debenture	—	4,124,000
Sale of common stock	—	—
Proceeds from exercise of stock options	—	—
Retirement of minority interest	—	—

Net cash from financing activities	13,389,257	10,302,486

Net change in cash and cash equivalents	7,724,519	1,710,739

Cash and cash equivalents, beginning of year	8,391,231	10,662,682

Cash and cash equivalents, end of year	$16,115,750	$12,373,421

Supplemental disclosure of cash flow information Cash paid during the year for:
Interest	$481,715	$534,008
Income taxes	289,869	—

Supplemental noncash disclosures

Transfers from loans to other real estate owned	—	—

See accompanying notes.

INDEPENDENCE BANCORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Basis of Presentation

Independence Bancorp (the “Company”) is a single bank holding company headquartered in New Albany, Indiana. The Company’s wholly-owned banking subsidiary is Independence Bank (the “Bank”). The Company is a bank holding company whose principal activity is the ownership and management of the Bank. The Bank operates under a state bank charter and provides full banking services, including trust services. Independence Mortgage Group, a division of the Bank, was created during 2002 for the purpose of engaging in mortgage banking operations. As a state bank, the Bank is subject to regulation by the Department of Financial Institutions, State of Indiana, and the Federal Deposit Insurance Corporation.

In the opinion of management, the unaudited consolidated financial statements include all normal adjustments considered necessary to present fairly the financial position as of March 31, 2004, the results of operations for the three months ended March 31, 2004 and 2003, and cash flows for the three months ended March 31, 2004 and 2003. All of these adjustments are of a normal, recurring nature. Interim results are not necessarily indicative of results for a full year.

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to form 10-QSB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

The consolidated financial statements include the accounts of the Company and the Bank. All material intercompany balances and transactions have been eliminated in consolidation.

Stock Compensation

Employee compensation expense under stock options is reported using the intrinsic value method. No stock-based compensation cost is reflected in net income, as all options granted had an exercise price equal to or greater than the market price of the underlying common stock at date of grant. The following table illustrates the effect on net income and earnings per share if expense was measured using the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation.

	Three months ended March 31,
	2004	2003
Net income as reported	$24,266	$210,287
Deduct: Stock-based compensation expense determined under fair value based method	10,582	8,369

Pro forma net income	$13,684	$201,918

Basic earnings per share as reported	$0.03	$0.24
Pro forma basic earnings per share	0.02	0.23

Diluted earnings per share	0.03	0.24
Pro forma diluted earnings per share	0.01	0.23

INDEPENDENCE BANCORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The pro forma effects are computed using option pricing models, using the following weighted-average assumptions as of grant date.

	2004	2003
Risk-free interest rate	3.94%	4.81%
Expected option life	10 years	10 years
Weighted-average fair value of options granted, per share	$3.25	$3.82

No assumption was made for estimated volatility since it was not feasible to determine this assumption for a non-public entity whose stock was not actively traded. There is no dividend yield assumption since the Company has not historically paid dividends or indicated that dividends would be paid in the future.

Subsequent Event

On July 9, 2004, the Company completed its strategic alliance with Harrodsburg First Financial Bancorp, Inc. (NASDAQ: HFFB). The surviving holding company now operates under the name 1st Independence Financial Group, Inc. (NASDAQ: FIFG) and the Bank now operates under the name of 1st Independence Bank, a wholly owned subsidiary of FIFG. Under the terms of the agreement, one share of FIFG was issued for each share of the Company’s common stock. The acquisition was accounted for under the purchase method of accounting.